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Exhibit 99.4

                Certification pursuant to 18 U.S.C., Section 1350
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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      In connection with the Quarterly Report on Form 10-Q, filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of Unifab International, Inc. (the "Company") for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter J. Roman, the Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1)    the Report fully complies with the requirements of Section 13(a) or
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/  Peter J. Roman
                                   ---------------------------------
                                   Name:  Peter J. Roman
                                   Title: Chief Executive Officer and Chief
                                          Financial Officer
                                   Date:  August 14, 2002